Exhibit: 99.6

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Merger with Wellesley Bancorp, Inc.

On December 5, 2019, Cambridge Bancorp, a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Cambridge Trust Company, the Company’s subsidiary bank (“Cambridge Trust”), Wellesley Bancorp, Inc. (“Wellesley”), and Wellesley Bank, Wellesley’s subsidiary bank (“Wellesley Bank”), pursuant to which Wellesley will merge with and into the Company and Wellesley Bank will merge with and into Cambridge Trust, with the Company and Cambridge Trust as the surviving entities (collectively, the “Mergers”). As a result of the Mergers, each share of Wellesley common stock will be exchanged for 0.580 shares of the Company’s common stock.

The following unaudited pro forma combined consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and combine the historical consolidated financial position and results of operations of the Company and its subsidiaries and Wellesley as an acquisition by the Company of Wellesley using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Under the acquisition method of accounting, the assets and liabilities of Wellesley were recorded by the Company at their respective fair values as of the date the Mergers were completed. Certain reclassifications were made to Wellesley’s historical financial information to conform to the Company’s presentation of financial information. All significant pro forma adjustments and underlying assumptions are described in the accompanying notes. The unaudited pro forma combined consolidated statements of income give effect to the Mergers as if they occurred on January 1, 2018. The unaudited pro forma combined consolidated balance sheet gives effect to the Mergers as if they occurred on September 30, 2019. The unaudited pro forma combined financial statements should be read in conjunction with: the Company’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2018, which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and the Company’s unaudited financial statements and the related notes thereto as of and for the nine months ended September 30, 2019, which were included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, which were filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2019, and November 7, 2019, respectively, and Wellesley’s audited consolidated financial statements as of and for the year ended December 31, 2018 and 2017 and Wellesley unaudited consolidated financial statements as of and for the nine months ended September 30, 2019, which are being filed as Exhibit 99.4 and Exhibit 99.5 to this Current Report on Form 8-K, respectively.

The unaudited pro forma combined consolidated financial statements are presented for illustrative purposes only, do not indicate the actual financial results of the combined company had the Mergers occurred on January 1, 2018 at the beginning of each period presented, nor are they indicative of the Company’s future financial position or financial results.

Merger with Optima Bank & Trust Company

On April 17, 2019, the Company, completed its previously announced acquisition of Optima Bank & Trust Company (“Optima”), pursuant to an Agreement and Plan of Merger, dated as of December 5, 2018 (the “Optima Merger Agreement”), by and between Cambridge, Cambridge Trust Company and Optima. Under the terms of the Optima Merger Agreement, Optima merged with and into Cambridge Trust Company (the “Optima Merger”), with Cambridge Trust Company being the surviving entity. As a result of the Optima Merger, each share of Optima common stock was exchanged for either (i) 0.3468 shares of Cambridge common stock, (ii) $32.00 in cash, or (iii) a combination of the two, subject to customary pro ration procedures, which resulted in an aggregated stock / cash consideration mix of 95 percent / 5 percent.

The following unaudited pro forma combined consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and combine the historical consolidated financial position and results of operations of Cambridge and its subsidiaries and Optima as an acquisition by Cambridge of Optima using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Under the acquisition method of accounting, the assets and liabilities of Optima were recorded by Cambridge at their respective fair values as of the date the Optima Merger was completed. Certain reclassifications were made to Optima’s historical financial information to conform to Cambridge’s presentation of financial information. All significant pro forma adjustments and underlying assumptions are described in the accompanying notes. The unaudited pro forma combined consolidated statements of income give effect to the Optima Merger as if it occurred on January 1, 2018. The unaudited pro forma combined consolidated balance sheet gives effect to the Optima Merger as if it occurred on September 30, 2019. The unaudited pro forma combined financial statements should be read in conjunction with: Cambridge’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2018, which were included in Cambridge’s Annual Report on Form 10-K for the year ended December 31, 2018, and Cambridge’s unaudited financial statements and the related notes thereto as of and for the six months ended June 30, 2019, which were included in Cambridge’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019, which were filed with the SEC on March 18, 2019, and August 8, 2019, respectively and Optima’s audited financial statements as of and for the year ended December 31, 2018 and 2017 and Optima’s unaudited condensed financial statements as of and for the three months ended March 31, 2019, which were filed with the SEC on October 22, 2019 as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K.

*                    *                     *

The unaudited pro forma shareholders’ equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of the Company common stock or the actual or future results of operations of the Company for any period. Actual results may be materially different than the pro forma information presented.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

	September 30, 2019
	Cambridge (as Reported)	Wellesley (as Reported)	Adjustments for Cambridge’s Acquisition of Wellesley		Cambridge (Pro Forma with Wellesley)	Adjustments for Capital Raise		Cambridge (Pro Forma with Wellesley and Capital Raise)
	(dollars in thousands, except par value)
Assets
Cash and cash equivalents	$68,949	$81,353	$(15,128	)(1)	$135,174	$33,250	(12)	$168,424
Investment securities
Available for sale, at fair value	148,068	33,793	288	(2)	182,149	—		182,149
Held to maturity, at amortized cost	269,475	100	—		269,575	—		269,575

Total investment securities	417,543	33,893	288		451,724	—		451,724
Loans held for sale, at lower of cost or fair value	2,082	6,351	—		8,433	—		8,433
Loans	2,179,882	832,803	(10,351	)(3)	3,002,334	—		3,002,334
Less: allowance for loan losses	(18,035)	(7,218)	7,218	(4)	(18,035)	—		(18,035)

Net loans	2,161,847	825,585	(3,133)		2,984,299	—		2,984,299
Federal Home Loan Bank of Boston Stock, at cost	9,159	6,162	—		15,321	—		15,321
Bank owned life insurance	37,161	7,946	—		45,107	—		45,107
Banking premises and equipment, net	14,954	3,785	—		18,739	—		18,739
Right-of-use asset, operating leases	34,553	6,852	—		41,405	—		41,405
Deferred income taxes, net	7,939	2,717	(798	)(5)	9,858	—		9,858
Accrued interest receivable	6,959	2,769	—		9,728	—		9,728
Goodwill	31,206	—	44,883	(6)	76,089	—		76,089
Merger related intangibles	3,429	—	6,930	(7)	10,359	—		10,359
Other assets	46,087	8,454	—		54,541	—		54,541

Total assets	$2,841,868	$985,867	$33,042		$3,860,777	$33,250		$3,894,027

Liabilities
Deposits
Demand	$654,133	$133,187	$—		$787,320	$—		$787,320
Interest bearing checking	429,755	42,162	—		471,917	—		471,917
Money market	214,721	280,434	—		495,155	—		495,155
Savings	876,392	72,807	—		949,199	—		949,199
Certificates of deposit	232,858	230,155	671	(8)	463,684	—		463,684

Total deposits	2,407,859	758,745	671		3,167,275	—		3,167,275
Short-term borrowings	113,935	51,000	—		164,935	—		164,935
Long-term borrowings	—	77,533	285	(9)	77,818	—		77,818
Subordinated debt	—	9,854	—		9,854	—		9,854
Operating lease liabilities	35,990	6,907	—		42,897	—		42,897
Other liabilities	40,739	10,043	—		50,782	—		50,782

Total liabilities	2,598,523	914,082	956		3,513,561	—		3,513,561

Shareholders’ Equity
Common stock	4,850	26	1,452	(10)	6,328	452	(12)	6,779
Additional paid-in capital	98,256	27,500	74,893	(11)	200,649	32,798	(12)	233,448
Retained earnings	142,237	44,598	(44,598	)(11)	142,237	—		142,237
Accumulated other comprehensive loss	(1,998)	592	(592	)(11)	(1,998)	—		(1,998)
Unearned compensation - ESOP	—	(931)	931	(11)	—	—		—

Total shareholders’ equity	243,345	71,785	32,086		347,216	33,250		380,466

Total liabilities and shareholders’ equity	$2,841,868	$985,867	$33,042		$3,860,777	$33,250		$3,894,027

Footnotes to Unaudited Pro Forma Consolidated Statements of Balance Sheets at September 30, 2019:

(1)	Includes $4.8 million paid to the holders of Wellesley stock options and estimated after-tax merger expenses of $10.7 million
(2)	Represents the estimated adjustment to increase investments to fair market value
(3)	Represents the estimated adjustment to reduce loans to fair market value
(4)	Reflects the elimination of Wellesley’s existing loan loss reserve at acquisition
(5)	Represents the amount to record estimated deferred income taxes on the fair value adjustments presented, at an estimated tax rate of 25.5%
(6)	Represents the preliminary estimated amount of goodwill, based on issuance of 1,477,645 CATC shares outstanding at $77.50 per share (December 3, 2019, closing price)
(7)	Represents the estimated amount of the core deposit intangible asset recognized in connection with the business combination
(8)	Represents the estimated amount to increase time deposits to fair market value
(9)	Represents the estimated amount to increase borrowings from FHLB to fair market value
(10)	Represents the amount to eliminate Wellesley common stock at par and record the estimated par value of shares issued by Cambridge
(11)	Represents the amount to eliminate Wellesley equity accounts and record the estimated additional paid-in capital
(12)	Represents the amount to record the issuance of 451,612 CATC shares at $77.50 per share (December 3, 2019, closing price), less estimated issuance costs of $1.8 million

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	For the Nine Months Ended September 30, 2019
	Cambridge (as Reported)	Optima (through April 17, 2019)	Adjustments for Cambridge’s Acquisition of Optima		Cambridge (Pro Forma with Optima)		Wellesley (as Reported)	Adjustments for Cambridge’s Acquisition of Wellesley		Cambridge (Pro Forma with Wellesley)		Cambridge (Pro Forma with Wellesley and Capital Raise)
	(dollars in thousands, except share data)
Interest and dividend income
Interest on taxable loans	$60,919	$6,050	$591	(1)	$67,560		$27,867	$687	(8)	$96,114		$96,114
Interest on tax-exempt loans	385	30	—		415		73	—		488		488
Interest on taxable investment securities	6,074	155	—		6,229		1,076	(49	)(9)	7,256		7,256
Interest on tax-exempt investment securities	1,709	—	—		1,709		238	—		1,947		1,947
Dividends on FHLB of Boston stock	281	18	—		299		213	—		512		512
Interest on overnight investments	556	196	—		752		577	—		1,329		1,329

Total interest and dividend income	69,924	6,449	591		76,964		30,044	638		107,646		107,646

Interest expense
Interest on deposits	11,489	1,941	63	(2)	13,493		7,665	(535	)(10)	20,623		20,623
Interest on borrowed funds	1,347	195	—		1,542		2,328	(226	)(11)	3,644		3,644

Total interest expense	12,836	2,136	63		15,035		9,993	(761)		24,267		24,267

Net interest and dividend income	57,088	4,313	528		61,929		20,051	1,399		83,379		83,379
Provision for Loan Losses	2,673	70	—		2,743		480	—		3,223		3,223

Net interest and dividend income after provision for loan losses	54,415	4,243	528		59,186		19,571	1,399		80,156		80,156

Noninterest income
Wealth management revenue	19,576	—	—		19,576		1,228	—		20,804		20,804
Deposit account fees	2,395	69	—		2,464		74	—		2,538		2,538
ATM/Debit card income	1,046	99	—		1,145		57	—		1,202		1,202
Bank owned life insurance income	454	36	—		490		177	—		667		667
Gain (loss) on disposition of investment securities	(79)	—	—		(79)		8	—		(71)		(71)
Gain on loans held for sale	491	47	—		538		161	—		699		699
Loan related derivative income	1,571	—	—		1,571		771	—		2,342		2,342
Other income	1,014	53	—		1,067		50	—		1,117		1,117

Total noninterest income	26,468	304	—		26,772		2,526	—		29,298		29,298

Noninterest expense
Salaries and employee benefits	34,353	2,238	—		36,591		9,214	—		45,805		45,805
Occupancy and equipment	7,813	678	18	(3)	8,509		2,466	—		10,975		10,975
Data processing	4,532	216	—		4,748		930	—		5,678		5,678
Professional services	2,411	414	—		2,825		637	—		3,462		3,462
Marketing	1,175	94	—		1,269		197	—		1,466		1,466
FDIC Insurance	369	4	—		373		336	—		709		709
Merger expenses	3,880	3,381	(7,261	)(4)	—		—	—		—		—
Other expenses	2,216	195	120	(5)	2,531		1,674	945	(12)	5,150		5,150

Total noninterest expense	56,749	7,220	(7,123)		56,846		15,454	945		73,245		73,245

Income before income taxes	24,134	(2,673)	7,651		29,112		6,643	454		36,209		36,209
Income tax expense (benefit)	5,988	(570)	1,836	(6)	7,254		1,800	116	(13)	9,170		9,170

Net income	$18,146	(2,103)	5,815		$21,858		$4,843	$338		$27,039		$27,039

Share data:
Weighted average number of shares outstanding, basic	4,525,178	2,192,588	—		4,948,444	(7)	2,454,103	—		6,426,088	(14)	6,877,701	(15)
Weighted average number of shares outstanding, diluted	4,552,092	2,325,417	—		4,975,358	(7)	2,545,786	—		6,453,002	(14)	6,904,615	(15)
Basic earnings per share	$3.98	$(0.96)	$—		$4.42		$1.97	$—		$4.21		$3.93
Diluted earnings per share	$3.95	$(0.90)	$—		$4.39		$1.91	$—		$4.19		$3.92

Footnotes to Unaudited Pro Forma Consolidated Statements of Income for the Nine Months Ended September 30, 2019:

Notes for Merger with Optima:

(1)	Represents accretion income as a result of the fair market value adjustment on loans of $6.3 million
(2)	Represents amortization expense as a result of the fair market value adjustment on Certificates of Deposit of $472,000
(3)	Represents the depreciation as a result of the fair market value adjustment for fixed assets of $980,000
(4)	Represents the elimination of merger expenses in connection with the Optima merger
(5)	Represents the amortization expense as a result of the recognition of the core deposit intangible asset of $3.6 million
(6)	Represents the Income tax effect of pro forma adjustments utilizing an effective tax rate of 24%
(7)	Pro forma weighted average shares include 722,746 shares issued to former Optima shareholders

Notes for Merger with Wellesley:

(8)	Represents accretion income as a result of the fair market value adjustment on loans of $10.4 million
(9)	Represents amortization expense as a result of the fair market value adjustment on Investment Securities of $288,000
(10)	Represents accretion income as a result of the fair market value adjustment on Certificates of Deposit of $671,000
(11)	Represents accretion income as a result of the fair market value adjustment on Federal Home Loan Bank borrowings of $285,000
(12)	Represents the amortization expense as a result of the recognition of the core deposit intangible asset of $6.9 million
(13)	Represents the Income tax effect of pro forma adjustments utilizing an effective tax rate of 25.5%
(14)	Pro forma weighted average shares include 1,477,645 shares to be issued to former Wellesley shareholders
(15)	Pro forma weighted average shares include 451,612 shares to be issued in connection with the capital raise

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	For the Year Ended December 31, 2018
	(dollars in thousands, except share data)
	Cambridge (as Reported)	Optima (as Reported)	Adjustments for Cambridge’s Acquisition of Optima		Cambridge (Pro Forma with Optima)		Wellesley (as Reported)	Adjustments for Cambridge’s Acquisition of Wellesley		Cambridge (Pro Forma with Wellesley)		Cambridge (Pro Forma with Wellesley and Capital Raise)
	(dollars in thousands, except share data)
Interest and dividend income
Interest on taxable loans	$57,941	$19,604	$2,038	(1)	$79,583		$30,927	$874	(8)	$111,384		$111,384
Interest on tax-exempt loans	371	30	—		401		101	—		502		502
Interest on taxable investment securities	7,457	580	—		8,037		1,441	(65	)(9)	9,413		9,413
Interest on tax-exempt investment securities	2,404	15	—		2,419		327	—		2,746		2,746
Dividends on FHLB of Boston stock	287	56	—		343		333	—		676		676
Interest on overnight investments	595	263	—		858		509	—		1,367		1,367

Total interest and dividend income	69,055	20,548	2,038		91,641		33,638	809		126,088		126,088

Interest expense
Interest on deposits	5,023	5,949	$253	(2)	11,225		6,442	(652	)(10)	17,015		17,015
Interest on borrowed funds	444	3	—		447		2,467	(243	)(11)	2,671		2,671

Total interest expense	5,467	5,952	253		11,672		8,909	(895)		19,686		19,686

Net interest and dividend income	63,588	14,596	1,785		79,969		24,729	1,704		106,402		106,402
Provision for Loan Losses	1,502	246	—		1,748		585	—		2,333		2,333

Net interest and dividend income after provision for loan losses	62,086	14,350	1,785		78,221		24,144	1,704		104,069		104,069

Noninterest income
Wealth management revenue	25,191	—	—		25,191		1,616	—		26,807		26,807
Deposit account fees	3,071	245	—		3,316		87	—		3,403		3,403
ATM/Debit card income	1,180	344	—		1,524		89	—		1,613		1,613
Bank owned life insurance income	526	153	—		679		234	—		913		913
Gain (loss) on disposition of investment securities	2	22	—		24		—	—		24		24
Gain on loans held for sale	99	206	—		305		64	—		369		369
Loan related derivative income	1,651	—	—		1,651		340	—		1,991		1,991
Other income	1,269	335	—		1,604		156	—		1,760		1,760

Total noninterest income	32,989	1,305	—		34,294		2,586	—		36,880		36,880

Noninterest expense
Salaries and employee benefits	41,212	7,104	—		48,316		10,842	—		59,158		59,158
Occupancy and equipment	9,072	2,185	54	(3)	11,311		3,004	—		14,315		14,315
Data processing	5,177	552	—		5,729		990	—		6,719		6,719
Professional services	3,258	959	—		4,217		766	—		4,983		4,983
Marketing	2,229	305	—		2,534		323	—		2,857		2,857
FDIC Insurance	574	495	—		1,069		626	—		1,695		1,695
Merger expenses	201	—	(201	)(4)	—		—	—		—		—
Other expenses	2,264	477	360	(5)	3,101		2,012	1,260	(12)	6,373		6,373

Total noninterest expense	63,987	12,077	213		76,277		18,563	1,260		96,100		96,100

Income before income taxes	31,088	3,578	1,572		36,238		8,167	444		44,849		44,849
Income tax expense	7,207	1,002	377	(6)	8,586		2,176	113	(13)	10,875		10,875

Net income	$23,881	2,576	1,195		$27,652		$5,991	$331		$33,974		$33,974

Share data:
Weighted average number of shares outstanding, basic	4,061,529	2,069,880	—		4,784,275	(7)	2,404,371	—		6,261,920	(14)	6,713,532	(15)
Weighted average number of shares outstanding, diluted	4,098,633	2,331,569	—		4,821,379	(7)	2,502,784	—		6,299,024	(14)	6,750,636	(15)
Basic earnings per share	$5.82	$1.24	$—		$5.78		$2.49	$—		$5.43		$5.06
Diluted earnings per share	$5.77	$1.10	$—		$5.74		$2.40	$—		$5.39		$5.03

Footnotes to Unaudited Pro Forma Consolidated Statements of Income for the Year Ended December 31, 2018:

Notes for Merger with Optima:

(1)	Represents accretion income as a result of the fair market value adjustment on loans of $6.3 million
(2)	Represents amortization expense as a result of the fair market value adjustment on Certificates of Deposit of $472,000
(3)	Represents the depreciation as a result of the fair market value adjustment for fixed assets of $980,000
(4)	Represents the elimination of merger expenses in connection with the Optima merger
(5)	Represents the amortization expense as a result of the recognition of the core deposit intangible asset of $3.6 million
(6)	Represents the Income tax effect of pro forma adjustments utilizing an effective tax rate of 24%
(7)	Pro forma weighted average shares include 722,746 shares issued to former Optima shareholders

Notes for Merger with Wellesley:

(8)	Represents accretion income as a result of the fair market value adjustment on loans of $10.4 million
(9)	Represents amortization expense as a result of the fair market value adjustment on Investment Securities of $288,000
(10)	Represents accretion income as a result of the fair market value adjustment on Certificates of Deposit of $671,000
(11)	Represents accretion income as a result of the fair market value adjustment on Federal Home Loan Bank borrowings of $285,000
(12)	Represents the amortization expense as a result of the recognition of the core deposit intangible asset of $6.9 million
(13)	Represents the Income tax effect of pro forma adjustments utilizing an effective tax rate of 25.5%
(14)	Pro forma weighted average shares include 1,477,645 shares to be issued to former Wellesley shareholders
(15)	Pro forma weighted average shares include 451,612 shares to be issued in connection with the capital raise

Preliminary Purchase Price Allocation

The pro forma adjustments include the accounting entries to record the merger transaction under the acquisition method of accounting for business combinations. The excess of the purchase price over the fair value of net assets acquired was allocated to goodwill and other intangible assets. Fair value adjustments included in the pro forma financial statements are based upon available information and certain assumptions which are considered reasonable, and will be revised as additional information becomes available.

The pro forma purchase price for the Wellesley merger is as follows (dollars in thousands):

Purchase Price Calculation
Shares outstanding	2,570
ESOP plan termination	(22)

Shares outstanding	2,548
Shares exchanged for stock	2,548
Stock value	$44.95
Aggregate value of shares receiving stock	$114,533
Aggregate value to option holders	$4,466

Aggregate Purchase Price	$118,999

Preliminary pro forma goodwill
Fair value of assets acquired:
Cash and cash equivalents	$81,353
Investments available for sale	34,181
Loans held for sale	6,351
Loans, net	822,452
Other assets	37,887
Core deposit intangible	6,930

Total assets acquired	$989,154

Fair value of liabilities assumed:
Deposits	759,416
Borrowings	138,672
Other liabilities	16,950

Total liabilities assumed	$915,038

Net assets acquired	74,116

Preliminary pro forma goodwill	$44,883

Note 1—Basis of Presentation

The unaudited pro forma combined consolidated financial information and notes have been prepared to illustrate the effects of the Merger involving Cambridge and Optima using the acquisition method of accounting, with Cambridge treated as the acquirer, as if the Merger had been consummated January 1, 2018. The unaudited pro forma combined consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor does it necessarily indicate the results of operations in future periods of the combined entity. Under the acquisition method of accounting, the assets and liabilities of Optima, as of the effective date of the Merger, were recorded by Cambridge at their respective fair values and the excess of the Merger consideration over the fair value of the net assets was allocated to goodwill and other intangible assets.

Forward-looking Statements

Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Cambridge’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Cambridge, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: economic conditions being less favorable than expected, disruptions to the credit and financial markets, weakness in the real estate market, legislative, regulatory or accounting changes that adversely affect Cambridge’s business and/or competitive position, the Dodd-Frank Act’s consumer protection regulations, disruptions in Cambridge’s ability to access the capital markets, changes to accounting standards and other factors that are described in Cambridge’s filings with the U.S. Securities and Exchange Commission, including Cambridge’s Annual Report on Form 10-K for the year end December 31, 2018, which Cambridge filed on March 18, 2019. Cambridge does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.